SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 22, 2006

                         INTERNATIONAL WIRE GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

             DELAWARE                      000-51043             43-1705942
 (State or Other Jurisdiction          (Commission File       (I.R.S. Employer
of Incorporation or Organization)           Number)          Identification No.)

12 MASONIC AVE., CAMDEN, NY                                        13316
(Address of Principal Executive Offices)                         (Zip Code)

         Registrant's telephone number, including area code: (315) 245-3800

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                              ---------------------

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 22, 2006, International Wire Group, Inc. (the "Company") entered into Amendment No. 3 to Loan and Security Agreement (the "Revolver Amendment") by and among the Company, its domestic subsidiaries, the parties to the Loan Agreement as lenders and Wachovia Capital Finance Corporation (Central), formerly known as Congress Financial Corporation (Central), amending the Loan and Security Agreement, dated October 20, 2004, by and among the Company, its domestic subsidiaries at the time, the parties to the Loan Agreement as lenders, and Congress Financial Corporation (Central), as agent for the lenders (as amended, the "Revolver Credit Facility"). The Revolver Amendment, among other things, increases the available borrowing under the Revolver Credit Facility by $45 million, to $200 million, subject to borrowing base availability.

The foregoing description of the Revolver Amendment does not purport to be complete and is qualified in its entirety by reference to the agreement, which is incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 1.02    TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On August 22, 2006, the Company terminated that certain Loan and Security Agreement, dated October 20, 2004 (as amended, the "Term Loan Agreement"), by and among the Company, its domestic subsidiaries, the parties thereto from time to time as lenders, and Silver Point Finance, LLC, a Delaware limited liability company, in its capacity as agent for Lenders. The Term Loan was paid off with proceeds of borrowings under the Revolver Credit Facility. The financial obligations of the Company under the Term Loan Agreement have been fully satisfied. There were no prepayment or early termination premiums or penalties in connection with the termination of the Term Loan Agreement.

On August 22, 2006, the Company terminated that certain the Intercreditor Agreement, dated as of October 20, 2004 (as amended, the "Intercreditor Agreement"), between Wachovia Capital Finance Corporation (Central), formerly known as Congress Financial Corporation (Central) and Silver Point Finance, LLC, as acknowledged by the Company and its domestic subsidiaries. The Intercreditor Agreement was terminated in connection with the termination of the Term Loan Agreement. The Intercreditor Agreement did not contain any prepayment or early termination premiums or penalties in connection with its termination.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth above under Item 1.01 related to the Revolver Amendment is hereby incorporated by reference into this Item 2.03.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

     EXHIBIT        DESCRIPTION
     -------        -----------

       10.1 Amendment No. 3 to Loan and Security Agreement, dated as of August 22, 2006, by and among International Wire Group, Inc., its domestic subsidiaries, the parties to the Loan Agreement and Security as lenders and Wachovia Capital Finance Corporation (Central), formerly known as Congress Financial Corporation (Central).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INTERNATIONAL WIRE GROUP, INC.


Date:  August 28, 2006                     By:  /s/ Glenn J. Holler
                                                -------------------------------
                                                Name:  Glenn J. Holler
                                                Title: Senior Vice President,
                                                       Chief Financial Officer
                                                       and Secretary

                                  EXHIBIT INDEX

     EXHIBIT        DESCRIPTION
     -------        -----------

       10.1 Amendment No. 3 to Loan and Security Agreement, dated as of August 22, 2006, by and among International Wire Group, Inc., its domestic subsidiaries, the parties to the Loan Agreement and Security as lenders and Wachovia Capital Finance Corporation (Central), formerly known as Congress Financial Corporation (Central).